EXHIBIT 99.1

Media Release

First Solar Announces Board Transition

TEMPE, Ariz., September 2, 2016 – First Solar, Inc. (Nasdaq: FSLR) (the “Company”) today announced that following the Company’s successful leadership transition, the First Solar Board of Directors and James A. Hughes have mutually agreed that Mr. Hughes will no longer serve in an advisory capacity to the Company and will step down from the Board, effective September 1, 2016. As previously announced on April 27, 2016, Mark R. Widmar was appointed Chief Executive Officer, effective July 1, 2016.

“With Mark successfully assuming the role of Chief Executive Officer and the management team continuing to execute our strategic growth plans, the Board and Jim mutually agreed that now is an opportune time for this transition,” said Michael J. Ahearn, First Solar’s Chairman of the Board. “On behalf of the entire Board, I want to thank Jim for his many contributions over the years. Jim is an experienced and talented leader with many opportunities ahead of him. We wish him well in his future endeavors.”

With this Board change, First Solar’s Board now is comprised of 11 members, nine of whom are independent directors.

About First Solar, Inc.

First Solar is a leading global provider of comprehensive photovoltaic (PV) solar systems which use its advanced module and system technology. The Company’s integrated power plant solutions deliver an economically attractive alternative to fossil-fuel electricity generation today. From raw material sourcing through end-of-life module recycling, First Solar’s renewable energy systems protect and enhance the environment. For more information about First Solar, please visit www.firstsolar.com.

For First Solar Investors

This release contains forward-looking statements which are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements, among other things, concerning: effects on our financial statements and guidance resulting from certain tax matters; our business strategy, including anticipated trends and developments in and management plans for our business and the markets in which we operate; future financial results, operating results, revenues, gross margin, operating expenses, products, projected costs (including estimated future module collection and recycling costs), warranties, solar module efficiency and balance of systems cost reduction roadmaps, restructuring, product reliability, investments in unconsolidated affiliates and capital expenditures; our ability to continue to reduce the cost per watt of our solar modules; our ability to reduce the costs to construct PV solar power systems; research and development programs and our ability to improve the conversion efficiency of our solar modules; our ability to expand manufacturing capacity worldwide; sales and marketing initiatives; and competition. These forward-looking statements are often characterized by the use of words such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “seek,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” “continue” and the negative or plural of these words and other comparable terminology. Forward-looking statements are only predictions based on our current expectations and our projections about future events. You should not place undue reliance on these forward-looking statements. We undertake no obligation to update any of these forward-looking statements for any reason. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include, but are not limited to, the matters discussed in Item 1A: “Risk Factors,” of our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC.

Contacts

First Solar Media
Steve Krum
+1 602-427-3359
steve.krum@firstsolar.com

First Solar Investors
Stephen Haymore
+1 602 414-9315
stephen.haymore@firstsolar.com

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